UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    October 5, 2004
                                                    --------------------------



                          GENELABS TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)

           California                  0-19222               94-3010150
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 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)

    505 Penobscot Drive, Redwood City, California            94063
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      (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code     (650) 369-9500
                                                   -----------------------

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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events.

                  On October 5, 2004 Genelabs Technologies, Inc. (the "Company") issued a press release announcing the preliminary results of its Phase III clinical trial, Study GL02-01, for its investigational lupus drug Prestara(TM) (prasterone). This double-blind, placebo controlled clinical trial was designed to measure the effect of Prestara on the bone mineral density of women with systemic lupus erythematosus (SLE or lupus) receiving glucocorticoids. The preliminary analysis indicated that the study failed to meet its primary endpoint. The Company stated that it plans to continue its analysis of the data from Study GL02-01 and will seek to meet with the U.S. Food and Drug Administration (FDA) to determine its next steps. A copy of the press release announcing the results is attached as Exhibit 99.1 hereto.

Item 9.01         Financial Statements and Exhibits

(c)               Exhibits

99.1 Press Release of Registrant, dated October 5, 2004, entitled "Genelabs Announces Preliminary Results of Clinical Trial GL02-01 in Women with Systemic Lupus Erythematosus -- Study Fails to Meet Primary Endpoint."

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                      GENELABS TECHNOLOGIES, INC.



                                      By:    /s/ Adrian Arima
                                             ----------------------------
                                      Name:  Adrian Arima
                                      Title: Vice President, General Counsel
Date:  October 6 , 2004

                                 EXHIBIT INDEX

          EXHIBIT NO.                           DESCRIPTION
          -----------                           -----------

             99.1 Press Release of Registrant, dated October 5, 2004, entitled "Genelabs Announces Preliminary Results of Clinical Trial GL02-01 in Women with Systemic Lupus Erythematosus -- Study Fails to Meet Primary Endpoint."

                                                               EXHIBIT 99.1

GENELABS ANNOUNCES PRELIMINARY RESULTS OF CLINICAL TRIAL GL02-01 IN WOMEN WITH SYSTEMIC LUPUS ERYTHEMATOSUS

Study Fails to Meet Primary Endpoint


REDWOOD CITY, Calif. - October 5, 2004 - Genelabs Technologies, Inc. (Nasdaq:GNLB) announced today that a preliminary analysis of its Phase III clinical trial, Study GL02-01, for its investigational lupus drug Prestara(TM) (prasterone) indicated that the study failed to meet its primary endpoint. This double-blind, placebo controlled clinical trial was designed to measure the effect of Prestara on the bone mineral density of women with systemic lupus erythematosus (SLE or lupus) receiving glucocorticoids.

The company plans to continue its analysis of the data from Study GL02-01 and will seek to meet with the U.S. Food and Drug Administration (FDA) to determine its next steps.

"Although these preliminary results show that this study failed to reach statistical significance, we are continuing to analyze the data in order to gain further understanding of the results," stated James A.D. Smith, President and Chief Executive Officer. "This process typically takes some time, and I regret that we will likely not have further information to provide on Prestara until we have completed these steps."

Genelabs previously completed a one-year Phase III clinical trial, designated Study GL95-02, which included a nested study that indicated that the group of patients receiving Prestara had increased bone mineral density, compared to a decrease in bone density for the group of patients on placebo. Based on these results, the FDA issued Genelabs an approvable letter, the key contingency of which was a further clinical trial to confirm these results. Study GL02-01 was designed to generate data to confirm the Study GL95-02 bone mineral density results.

About Genelabs

Genelabs Technologies, Inc. is a biopharmaceutical company pioneering the discovery and development of novel pharmaceutical products to improve human health. We are concentrating our clinical development capabilities on Prestara(TM), an investigational drug for women with systemic lupus erythematosus. We are concentrating our drug discovery capabilities on novel antiviral compounds for treatment of hepatitis C virus infections.

NOTE: This press release contains forward-looking statements including statements regarding the preliminary results of our clinical trial for Prestara, further analysis of the data from the clinical trial, future discussions with the FDA and further actions which might be taken regarding the clinical trial. These forward-looking statements are based on Genelabs' current expectations and are subject to uncertainties and risks that could cause actual results to differ materially from the statements made. Uncertainties and risks include, without limitation, errors, omissions or adverse events in the current Prestara(TM) clinical trials; whether the results of the company's clinical trials of Prestara(TM) and other supporting information will be sufficient to support the approval of Prestara(TM) by the FDA, the European Agency for Evaluation of Medicinal Products and other regulatory authorities; delays regarding the regulatory approval process including the timing and scope of approval received, if any; uncertainties and risks regarding market acceptance of Prestara(TM) as a treatment for SLE; and the company's capital requirements and history of operating losses. The active ingredient in Prestara(TM) is prasterone, the synthetic equivalent of the androgenic hormone dehydroepiandrosterone (DHEA). Products containing DHEA are currently being marketed by others as dietary supplements. The company currently does not have regulatory applications submitted for review of Prestara(TM) outside the U.S. In addition, neither U.S. nor other regulatory authorities have made a determination as to the safety or efficacy of Prestara(TM) for SLE. Please see the information appearing in the company's filings with the Securities and Exchange Commission, including the most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, under the captions "Risk Factors," "Business Risks" and "Forward-Looking Statements" for more discussion regarding these uncertainties and risks and others associated with the company's research programs, early stage of development and other risks which may affect the company or cause actual results to differ from those included in the forward-looking statements. Genelabs does not undertake any obligation to update these forward-looking statements or risks to reflect events or circumstances after the date of this release.